UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 15, 2005
                                                       ------------------

                           Gateway Energy Corporation
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             (Exact name of Registrant as specified in its charter)


           Delaware                    0-6404                    44-0651207
 ---------------------------         ----------               -----------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of Incorporation)              File Number)             Identification No.)

                  500 Dallas Street, Suite 2615, Houston, Texas     77002
                      -------------------------------------        --------
                     (Address of principal executive office)      (Zip Code)

       Registrant's telephone number, including area code: (713) 336-0844
                                                           --------------

                                 Not Applicable
              ------------------------------------------------------
             (Former name, former address and former fiscal year, if
                           changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to
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     |_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
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     |_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the
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          Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01.    Other Events.

     On September 15, 2005, Gateway Energy Corporation (the "Company") entered into an agreement to settle the claim filed by Advance Extraction Technologies, Inc. ("AET") with the American Arbitration Association on April 4, 2005 pursuant to the First Amended and Restated Agreement to Develop Natural Gas Treatment Projects Using Mehra Gas Treating Units (the "AET Agreement"). Pursuant to the AET Agreement, AET granted to the Company an exclusive license to employ a patented process to remove nitrogen from streams of natural gas. AET asserted in the arbitration proceeding that the license was no longer exclusive and became a nonexclusive license on December 31, 2004 as a result of the Company not meeting certain minimum target requirements under the AET Agreement. While the Company disputes AET's assertion, it has become apparent to the Company that it is not positioned to meet the minimum target capacities applicable at the end of this year, which would result in the license becoming nonexclusive commencing on January 1, 2006. Rather than continue incurring the costs related to the arbitration, the Company determined to enter into a settlement agreement with AET agreeing that the license would be nonexclusive. The AET Agreement will continue in full force and effect as a nonexclusive license with all other terms remaining the same. The Company expects to continue to pursue opportunities and projects utilizing AET's patented nitrogen rejection technology licensed to the Company pursuant to that agreement.


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 19, 2005
                                            GATEWAY ENERGY CORPORATION
                                            (Registrant)

                                            By:  /s/  Robert Panico
                                               --------------------------------
                                                      Robert Panico
                                                      President and
                                                      Chief Executive Officer